Summary of debt ratio information (Details) ₨ in Thousands, $ in Thousands	Mar. 31, 2026 USD ($)	Mar. 31, 2026 INR (₨)	Mar. 31, 2025 USD ($)	Mar. 31, 2025 INR (₨)	Mar. 31, 2024 INR (₨)	Mar. 31, 2023 INR (₨)
IfrsStatementLineItems [Line Items]
Borrowings and (Refer note 32 )		₨ 716,217		₨ 545,864
Lease liabilities (Refer note 42)		313,503		238,149	₨ 215,742	₨ 251,228
Less: Cash and cash equivalents (Refer note 28)	$ (5,996)	(562,607)	$ (5,847)	(548,668)	(1,741,950)	(503,601)
Equity	58,099	5,451,423		5,403,693
Total equity	$ 88,079	8,264,455		7,904,834	₨ 7,760,272	₨ 719,319
Debt covenants [member]
IfrsStatementLineItems [Line Items]
Borrowings and (Refer note 32 )		716,217		545,864
Lease liabilities (Refer note 42)		313,503		238,149
Less: Cash and cash equivalents (Refer note 28)		(1,004,077)		(605,802)
Net debt		25,643		178,211
Equity		5,451,424		5,403,693
Total equity		₨ 5,451,424		₨ 5,403,693
Gearing ratio (Net debt / total equity + net debt)	0.47%	0.47%	3.19%	3.19%